UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2023
Vestis Corporation
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	001-41783	92-2573927

2400 Market Street
Philadelphia, Pennsylvania 19103
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (215) 238-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	VSTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Effectiveness of Vestis Corporation Registration Statement on Form 10
Vestis Corporation (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially publicly filed on August 15, 2023 (as amended, the “Registration Statement”), relating to the pro rata distribution by Aramark (“Aramark”) of shares of the Company’s common stock, par value $0.01 per share (“Vestis Common Stock”), to Aramark’s stockholders (the “Distribution”).
On September 8, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Distribution and provides information regarding the Company’s business and management. The final information statement, dated September 11, 2023 (the “Information Statement”) is attached hereto as Exhibit 99.1.
As further described in the Information Statement, in the Distribution, Aramark expects to distribute one share of Vestis Common Stock for every two shares of Aramark common stock, par value $0.01 per share, held as of the close of business on September 20, 2023, the record date for the Distribution. Subject to the satisfaction or waiver of the conditions for the Distribution, which are described in the Information Statement, the Distribution is expected to occur at 12:01 a.m., Eastern time, on September 30, 2023.
Commencement of “When-Issued” and “Regular-Way” Trading of Vestis Common Stock
Beginning on or about September 27, 2023, Vestis Common Stock will commence trading on a “when-issued” basis on the New York Stock Exchange (“NYSE”) under the ticker symbol “VSTS WI” with such trading on a when-issued basis ending at the closing of business of September 29, 2023. Beginning on October 2, 2023, Vestis Common Stock will commence trading in the regular way on the NYSE under the ticker “VSTS.”
The information contained herein, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Information Statement of Vestis Corporation, dated September 11, 2023

Cautionary Note on Forward-Looking Statements
This report and the Information Statement contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this report and the Information Statement are forward-looking statements. In particular, statements as to the anticipated timing of the spin-off of Vestis from Aramark are forward-looking statements. These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions elsewhere in this report and the Information Statement. All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, risks associated with the impact, timing or terms of the proposed spin-off of Vestis from Aramark; risks associated with the expected benefits and costs of the proposed spin-off, including the risk that the expected benefits of the proposed spin-off will not be realized within the expected time frame, in full or at all, and the risk that conditions to the proposed spin-off will not be satisfied and/or that the proposed spin-off will not be completed within the expected time frame, on the expected terms or at all; the expected qualification of the proposed spin-off as a tax-free transaction for United States federal income tax purposes, including whether or not an Internal Revenue Service ruling will be obtained; the risk that any consents or approvals required in connection with the proposed spin-off will not be received or obtained within the expected time frame, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the proposed spin-off and risks associated with indebtedness incurred in connection with the proposed spin-off; the risk of increased costs from lost synergies, costs of restructuring transactions and other costs incurred in connection with the proposed spin-off; retention of existing management team members as a result of the proposed spin-off; reaction of customers, our employees and other parties to the proposed spin-off; and the impact of the proposed spin-off on our business and the risk that the proposed spin-off may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties and the other financial, operational and legal risks and uncertainties detailed from time to time in Vestis’s and Aramark’s cautionary statements contained in its filings with the SEC. All forward-looking statements speak only as of the date of this report and the Information Statement. Vestis and Aramark undertake no obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2023	VESTIS CORPORATION

	By:	/s/ Rick Dillon
		Name:	Rick Dillon
		Title:	Executive Vice President and Chief
Financial Officer